SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                       (Date of earliest event reported):
                                 April 20, 2000


                             DUKE ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)
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
           NORTH CAROLINA                           1-4928                            56-0205520
  (State or Other Jurisdiction of           (Commission File No.)         (IRS Employer Identification No.)
           Incorporation)
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526 South Church Street
Charlotte, North Carolina                                            28202-1904
(Address of principal executive offices)                             (Zip Code)

         Registrant's telephone number, including area code: 704-594-6200

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ITEM 5.  OTHER EVENTS.

         On April 20, 2000, Duke Energy Corporation (the "registrant") announced its earnings for the first quarter of 2000, through a press release and a financial bulletin distributed to members of the financial community. Copies of the registrant's press release and financial bulletin are filed herewith as Exhibits 99.1 and 99.2 respectively, and are incorporated by reference herein.

         The registrant has begun disclosing financial results for its segments entitled North American Wholesale Energy and International Energy. These segments were formerly combined into the segment known as Global Asset Development. The registrant plans to use the new segment formulation in its future financial reporting. The registrant issued a financial bulletin on April 26, 2000, setting forth certain quarterly financial results for the 1999 fiscal year and for the quarter ended March 31, 2000 for the North American Wholesale Energy and International Energy segments. That financial bulletin is filed herewith as Exhibit 99.3 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are filed herewith:

           99.1              Press release of registrant dated April 20, 2000
           99.2              Financial bulletin of registrant dated April 20,
                             2000
           99.3              Financial bulletin of registrant dated April 26,
                             2000

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DUKE ENERGY CORPORATION


                                            By:
                                                  ---------------------------
                                                  Ellen T. Ruff
                                                  Vice President and
                                                  General Counsel, Corporate
                                                  and Electric Operations


Dated:            April 28, 2000



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                                     EXHIBIT INDEX


          EXHIBIT                        DESCRIPTION
          -------                        -----------

           99.1         Press release of registrant dated April 20, 2000
           99.2         Financial bulletin of registrant dated April 20, 2000
           99.3         Financial bulletin of registrant dated April 26, 2000